Inventories	12 Months Ended
Mar. 31, 2015
Inventories:
Inventory Disclosure [Text Block]

10. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to reduce net earnings by $6.9 million in 2015, reduce net earnings by $13.2 million in 2014 and increase net earnings by $2.7 million in 2013, compared to what would have been reported using the FIFO inventory method. The reduction in earnings per share was $0.64 ($0.63 diluted) in 2015, reduce earnings per share was $1.19 ($1.19 diluted) in 2014, and increase in earnings per share was $0.24 ($0.24 diluted) in 2013. During 2015 and 2014, certain inventory quantities accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The impact on net earnings of these liquidations was no impact in 2015 and 2013, and an increase of $4.8 million during 2014. The inventories by category and the impact of using the LIFO method are shown in the following table:

	2015	2014	2013
	(In thousands)

Finished products	$414,154	$418,368	$445,278
In process	22,651	16,056	18,107
Raw materials and supplies	199,674	170,210	149,359
	636,479	604,634	612,744
Less excess of FIFO cost over LIFO cost	164,067	153,384	133,014
Total inventories	$472,412	$451,250	$479,730